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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) - April 23, 2002


                       ANWORTH MORTGAGE ASSET CORPORATION
                       ----------------------------------
             (Exact name of Registrant as specified in its Charter)


         Maryland                         001-13709             52-2059785
         --------                         ---------             ----------
(State or Other Jurisdiction             (Commission         (I.R.S. Employer
of Incorporation or Organization)        File Number)        Identification No.)



1299 Ocean Avenue, Suite 200, Santa Monica, California                90401
--------------------------------------------------------------   --------------
(Address of Principal Executive Offices)                            (Zip Code)


       Registrant's telephone number, including area code: (310) 394-0115
                                                           --------------


                                 Not Applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed since Last Report)


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Item 7.    Exhibits.

                  (a)      Not Applicable.

                  (b)      Not Applicable.

                  (c)      Exhibits.

                           Exhibit 99.1
                           ------------

                           Press Release dated April 23, 2002 of the Registrant.

Item 9.  Registration FD Disclosure.

         On April 23, 2002, Anworth Mortgage Asset Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                ANWORTH MORTGAGE ASSET CORPORATION

Date:  April 23, 2002            By:          /s/ Joseph Lloyd McAdams
                                           -------------------------------------
                                 Name:     Joseph Lloyd McAdams
                                 Title:    President and Chief Executive Officer


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                                  EXHIBIT INDEX
                                  -------------

  Exhibit Number                            Description
  --------------                            -----------
       99.1                Press Release dated April 23, 2002 of the Registrant.


                                  EXHIBIT INDEX

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